AIG RETIREMENT COMPANY II
(Formerly, VALIC Company II)
Supplement to Prospectus dated January 1, 2008
Effective May 12, 2008, the Prospectus is supplemented to reflect the following changes to the Fact Sheets of the Aggressive Growth, Conservative Growth and Moderate Growth Lifestyle Funds.
Aggressive Growth Lifestyle Fund. The Fund’s investment strategy has changed to reflect new projected asset allocation ranges. The prior and new projected allocation ranges are as follows:

	Prior Allocation	New Allocation
	Range	Range

Domestic Equities	50% to 80%	45% to 70%
International Equities	15% to 45%	5% to 25%
Real Estate Securities	0%	0% to 15%
Fixed Income Securities	0% to 15%	10% to 50%
In connection with this strategy change, the Fund’s blended index for performance comparisons has changed. Please see below for the composition of the prior and new blended indices as well as a definition for each index in the blended indices. The change to the Fund’s blended index was made because the prior blended index had become structurally more aggressive than that of the Fund’s peers as a result of changes to the Fund’s peer group, as determined by Lipper, Inc. (“Lipper”). In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

			Since Inception
As of December 31, 2006	1 Year	5 Year	(9/21/98)

The Fund	14.00%	8.83%	8.16%
S&P 500 Index	15.79%	6.19%	5.66%
Prior Blended Index	17.24%	9.31%	7.45	%(1)
New Blended Index	16.07%	9.34%	7.96	%(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.
The Prior Blended Index consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (the “Wilshire Index”) (65%), Morgan Stanley Capital International Europe, Australasia, Far East (“EAFE”) Index (25%), and Lehman Brothers U.S. Aggregate (“LB Aggregate”) Index (10%). The New Blended Index consists of the Russell 3000 Index (54%), EAFE Index (13%), the LB Aggregate Index (25%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (8%). The Wilshire Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.
Conservative Growth Lifestyle Fund. The Fund’s investment strategy has changed to reflect new projected asset allocation ranges. The prior and new projected allocation ranges are as follows:

	Prior Allocation	New Allocation
	Range	Range

Domestic Equities	20% to 55%	10% to 35%
International Equities	5% to 15%	0% to 20%
Real Estate Securities	0%	0% to 6%
Fixed Income Securities	40% to 65%	55% to 90%

In connection with this strategy change, the Fund’s blended index for performance comparisons has changed. Please see below for the composition of the prior and new blended indices. A definition for each index in the blended indices is located above. The change to the Fund’s blended index was made because the prior blended index had become structurally more aggressive than that of the Fund’s peers as a result of changes to the Fund’s peer group, as determined by Lipper. In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

			Since Inception
As of December 31, 2006	1 Year	5 Year	(9/21/98)

The Fund	9.63%	7.17%	7.68%
S&P 500 Index	15.79%	6.19%	5.66%
Prior Blended Index	10.81%	7.19%	6.64	%(1)
New Blended Index	9.72%	7.18%	6.70	%(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.
The Prior Blended Index consisted of a combination of the Wilshire Index (42%), EAFE Index (8%), and LB Aggregate Index (50%). The New Blended Index consists of the Russell 3000 Index (24%), EAFE Index (8%), the LB Aggregate Index (65%) and the FTSE EPRA/NAREIT Global Real Estate Index (3%).
Moderate Growth Lifestyle Fund. The Fund’s investment strategy has changed to reflect new projected asset allocation ranges. The prior and new projected allocation ranges are as follows:

	Prior Allocation	New Allocation
	Range	Range

Domestic Equities	35% to 65%	30% to 50%
International Equities	5% to 20%	0% to 20%
Real Estate Securities	0%	0% to 10%
Fixed Income Securities	25% to 45%	30% to 70%
In connection with this strategy change, the Fund’s blended index for performance comparisons has changed. Please see below for the composition of the prior and new blended indices. A definition for each index in the blended indices is located above. The change to the Fund’s blended index was made because the prior blended index had become structurally more aggressive than that of the Fund’s peers as a result of changes to the Fund’s peer group, as determined by Lipper. In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

			Since Inception
As of December 31, 2006	1 Year	5 Year	(9/21/98)

The Fund	11.00%	8.19%	8.16%
S&P 500 Index	15.79%	6.19%	5.66%
Prior Blended Index	13.84%	8.18%	7.05	%(1)
New Blended Index	12.70%	8.16%	7.30	%(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.
The Prior Blended Index consists of a combination of the Wilshire Index (55%), EAFE Index (15%), and LB Aggregate Index (30%). The New Blended Index consists of the Russell 3000 Index (40%), EAFE Index (10%), the LB Aggregate Index (45%) and the FTSE EPRA/NAREIT Global Real Estate Index (5%).
Date: May 12, 2008